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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

         Date of Report (Date of earliest event reported): June 29, 1999



               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                      333-75489                 13-3526694
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


              One New York Plaza                            10292
              New York, New York                          (Zip Code)
            (Address of Principal
              Executive Offices)







       Registrant's telephone number, including area code: (212) 778-1000

                                    No Change
 ------------------------------------------------------------------------------



          (Former name or former address, if changed since last report)



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         Item 2.           Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation registered issuances of up to $1,500,000,000 principal amount of Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-75489) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 1999-2 (the "Trust") issued approximately $218,900,000 in aggregate principal amount of its Backed Notes Certificates (the "Notes"), on June 30, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of June 1, 1999, between ABFS Mortgage Loan Trust 1999-2 (the "Trust") and The Chase Manhattan Bank, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes consist of two classes of senior notes, the Class A-1 Notes (the "Class A-1 Notes") and the Class A-2 Notes (the "Class A-2 Notes", and, collectively with the Class A-1 Notes, the "Class A Notes") and two class of Trust Certificates (the "Trust Certificates"). Only the Class A Notes were offered. The Notes initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity or commercial loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Class A Certificates are based on the Notes Principal Balance thereof and the then applicable Mortgage-Backed Rate thereof. The Mortgage Rate for the Class A-1 Notes is 7.130% per annum. The Mortgage-Backed Rate for the Class A-2 Notes is variable.

                  The Class A-1 Notes and the Class A-2 Notes have original Note Principal Balances of $197,010,000 and $21,890,000 respectively.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated June 23, 1999 and the Prospectus Supplement dated June 25 filed pursuant to Rule 424(b) (5) of the Act on July 1,1999.

                  Item 7. Financial Statements, Pro Forma Fiancial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable
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         (c)      Exhibits:

         1.1 Underwriting Agreement, dated June 10, 1999, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

         1.2 Indemnification Agreement, dated as of June 25, 1999, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp., ABFS 1999-2, Inc., and Financial Security Assurance Inc.

         4.1 Indenture, dated as of June 1, 1999, between ABFS Mortgage Loan Trust 1999-2 and The Chase Manhattan Bank, as indenture trustee.

         4.2 Unaffiliated Seller's Agreement, dated as of June 1, 1999, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 1999-2, Inc.

         4.3 Sale and Servicing Agreement, dated as of June 1, 1999, among Prudential Securities Secured Financing Corporation, American Business Credit, Inc., ABFS Mortgage Loan Trust 1999-2, Chase Bank of Texas, N.A., and The Chase Manhattan Bank.

         8.1 Opinion of Dewey Ballantine LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

         10.1     Financial Guaranty Insurance Policy, dated June 29, 1999.

         23.1 Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRUDENTIAL SECURITIES SECURED FINANCING
                                        CORPORATION
                                         As Depositor and on behalf of ABFS
                                         Mortgage Loan Trust 1999-2 Registrant


                                         By:  /s/     Evan Mitnick
                                             ---------------------------------
                                             Name:    Evan Mitnick
                                             Title:   Vice President




Dated: July 9, 1999



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                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------

         1.1 Underwriting Agreement, dated June 10, 1999, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

         1.2 Indemnification Agreement, dated June 25, 1999, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp., ABFS 1999-2, Inc., and Financial Security Assurance Inc.

         4.1 Indenture, dated as of June 1, 1999, between ABFS Mortgage Loan Trust 1999-2 and The Chase Manhattan Bank, as indenture trustee.

         4.2 Unaffiliated Seller's Agreement, dated as of June 1, 1999, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 1999-2, Inc.

         4.3 Sale and Servicing Agreement, dated as of June 1, 1999, among Prudential Securities Secured Financing Corporation, American Business Credit, Inc., ABFS Mortgage Loan Trust 1999-2, Chase Bank of Texas, N.A., and The Chase Manhattan Bank.

         8.1 Opinion of Dewey Ballantine LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

         10.1     Financial Guaranty Insurance Policy, dated June 29, 1999.

         23.1 Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.